UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 7, 2017

SPECTRUM BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34757	27-2166630
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)
(608) 275-3340
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Third Amendment to Credit Agreement.

On April 7, 2017, Spectrum Brands, Inc. (“Spectrum Brands”) (a wholly-owned direct subsidiary of SB/RH Holdings, LLC (“SB/RH Holdings”), which is a wholly-owned direct subsidiary of Spectrum Brands Holdings, Inc.) and SB/RH Holdings entered into the third amendment (the “Third Amendment,” and, together with the first amendment and second amendment, the “Amendments”) to the credit agreement, dated as of June 23, 2015 (the “Credit Agreement”), by and among Spectrum Brands, SB/RH Holdings, Deutsche Bank AG New York Branch (as the administrative agent) and the lenders party thereto from time to time.

The Third Amendment modified certain terms of the Credit Agreement, including reducing the interest rate margins applicable to Spectrum Brand’s U.S. dollar-denominated term loans under the Credit Agreement (refinancing approximately $1.000 billion in aggregate principal amount of indebtedness) and increasing its restricted payment capacity under the Credit Agreement.

Summary of Credit Agreement Terms.

Upon consummation of the Third Amendment, the materials terms of the Credit Agreement are as follows:

Facilities under the Credit Agreement.

The facilities under the Credit Agreement consist of:

(1)	a $1.000 billion USD term loan facility due June 23, 2022 (the “USD Term Loan Facility”);

(2)	a CAD$73.9 million CAD term loan facility due June 23, 2022 (the “CAD Term Loan Facility”);

(3)	a €54.7 million Euro term loan facility due June 23, 2022 (the “Euro Term Loan Facility, and, together with the CAD Term Loan Facility and the USD Term Loan Facility, the “Term Loan Facilities”); and

(4)	a $700 million revolving credit facility (with a U.S. dollar tranche and a multicurrency tranche), which matures on March 6, 2022 (the “Revolving Facility”).

Revolving Facility Commitments.

The aggregate commitment amount of the U.S. dollar tranche of the Revolving Facility is $600 million and the aggregate commitment amount of the multi-currency tranche of the Revolving Facility is $100 million.  At April 7, 2017, $370 million is available under the U.S. dollar tranche of the Revolving Facility and $100 million is available under the multi-currency tranche of the Revolving Facility.  The commitment fee rate will be equal to .35% of the unused commitment amounts, which may be reduced by .05% based on achieving a certain total net leverage ratio specified in the Credit Agreement.

Incremental Facilities.

The Credit Agreement allows Spectrum Brands and certain of its subsidiaries, subject to certain conditions, to increase the amount of the commitments thereunder by an aggregate incremental amount not to exceed at the time of incurrence the sum of (x) $900 million (the “Dollar Prong”) plus (y) all voluntary prepayments (unless funded by a contemporaneous refinancing or new long-term indebtedness) of the credit facilities. Incremental amounts may be incurred in reliance on the basket in clause (x) or clause (y) plus (z) additional amounts so long as on the date of incurrence thereof (or, at Spectrum Brands’ option, on the date of establishment of the commitments in respect thereof), the First Lien Leverage Ratio (as defined in the Credit Agreement) on a pro forma basis would not exceed 3.25:1.00. As of the date hereof, Spectrum Brands has not utilized any portion of the Dollar Prong to incur indebtedness under incremental facilities.

Interest Rates.

All outstanding amounts under the USD Term Loan Facility (if funded in U.S. dollars) will bear interest, at Spectrum Brands’ option, at a rate per annum equal to (x) the LIBO rate, adjusted for statutory reserves, plus a margin equal to 2.00% or (y) the Alternate Base Rate (as defined in the Credit Agreement), plus a margin equal to 1.00%.

The CAD Term Loan Facility (if funded in Canadian dollars) will bear interest, at Spectrum’s option, at a rate per annum equal to (x) the BA Rate (as defined in the Credit Agreement) with a 0.75% floor, plus a margin equal to 3.50% or (y) the Canadian Base Rate (as defined in the Credit Agreement) with a 1.75% per annum floor, plus a margin equal to 2.50%.

The Euro Term Loan Facility (if funded in Euros) will bear interest at a rate per annum equal to the EURIBOR Rate (as defined in the Credit Agreement) with a 0.75% per annum floor, plus a margin equal to 2.75% per annum.

All outstanding amounts under the Revolving Facility (if funded in U.S. dollars) will bear interest, at Spectrum’s option, at a rate per annum equal to (x) the LIBO rate, adjusted for statutory reserves, plus a margin ranging between 1.75% to 2.25% or (y) the Alternate Base Rate (as defined in the Credit Agreement), plus a margin ranging between 0.75% to 1.25%.

The Revolving Facility (if funded in Euros) will bear interest at a rate per annum equal to the EURIBOR Rate (as defined in the Credit Agreement), plus a margin ranging between 1.75% to 2.25% per annum. The Revolving Facility (if funded in Canadian dollars) will bear interest, at Spectrum’s option, at a rate per annum equal to (x) the BA Rate (as defined in the Credit Agreement), plus a margin ranging between 1.75% to 2.25% or (y) the Canadian Base Rate (as defined in the Credit Agreement), plus a margin ranging between 0.75% to 1.25%.

The margin in each of the foregoing is determined based on certain total net leverage ratios specified in the Credit Agreement.

Maturity.

The Term Loan Facilities will mature on June 23, 2022 (the seventh anniversary of June 23, 2015). The Revolving Facility will mature on March 6, 2022.

Prepayment Provisions.

Subject to certain exceptions, the Credit Agreement requires mandatory prepayments, in amounts equal to: (i) 50% (reduced to 25% and 0% upon the achievement of certain specified First Lien Leverage Ratio) of excess cash flow (as defined in the Credit Agreement), at the end of each fiscal year, (ii) 100% of the net cash proceeds from certain asset sales by Spectrum Brands or any of its restricted subsidiaries and certain casualty and condemnation events (subject to certain exceptions and reinvestment rights) and (iii) 100% of the net cash proceeds from the issuance or incurrence after June 23, 2015 of any additional debt by Spectrum Brands or any of its restricted subsidiaries excluding debt permitted under the Credit Agreement except for permitted refinancing indebtedness.

Voluntary prepayments of borrowings under the Credit Agreement are permitted at any time, in agreed-upon minimum principal amounts. Prepayments are not subject to premium or penalty (except customary LIBOR breakage costs, if applicable).

Guarantees and Security.

Obligations under the Credit Agreement and, at Spectrum Brands’ option, under certain interest rate protection or other hedging arrangements and certain cash management arrangements (collectively, the “Secured Obligations”) are guaranteed by SB/RH Holdings and the direct and indirect wholly-owned material domestic subsidiaries of SB/RH Holdings, other than Spectrum Brands (the “Subsidiary Guarantors”), subject to certain exceptions, pursuant to the Loan Guaranty, dated as of June 23, 2015, by and among SB/RH Holdings, the Subsidiary Guarantors party thereto from time to time and Deutsche Bank AG New York Branch, as administrative agent and collateral agent (the “Loan Guaranty”).

The Secured Obligations are secured by first-priority liens on substantially all of the assets of Spectrum Brands and the Subsidiary Guarantors and on the equity interests of Spectrum Brands directly held by SB/RH Holdings pursuant to the Security Agreement, dated as of June 23, 2015, by and among Spectrum Brands, SB/RH Holdings, the Subsidiary Guarantors party thereto from time to time and Deutsche Bank AG New York Branch, as collateral agent (the “Security Agreement”).

Other.

The Credit Agreement contains customary affirmative and negative covenants, including, but not limited to, restrictions on Spectrum Brands’ and its restricted subsidiaries’ ability to incur indebtedness, create liens, make investments, pay dividends or make certain other distributions, and merge or consolidate or sell assets, in each case subject to certain exceptions set forth in the Credit Agreement.

The foregoing summary is not complete and is qualified entirely by reference to the full text of the applicable documents. The Credit Agreement, the Amendments, the Loan Guaranty and the Security Agreement are each incorporated by reference herein as exhibits to this report.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
10.1
Credit Agreement dated as of June 23, 2015, by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, Deutsche Bank AG New York Branch, as administrative agent, and the lenders party thereto from time to time (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Spectrum Brands Holdings, Inc. (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on June 23, 2015).

10.2
Security Agreement, dated as of June 23, 2015, by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, the subsidiary guarantors party thereto from time to time and Deutsche Bank AG New York Branch, as collateral agent (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Spectrum Brands Holdings, Inc. (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on June 23, 2015).

10.3
Loan Guaranty, dated as of June 23, 2015, by and among SB/RH Holdings, LLC, the subsidiary guarantors party thereto from time to time and Deutsche Bank AG New York Branch, as administrative agent and collateral agent (incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Spectrum Brands Holdings, Inc. (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on June 23, 2015).

10.4
First Amendment dated as of October 6, 2016 (to the Credit Agreement dated as of June 23, 2015), by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, Deutsche Bank AG New York Branch, as administrative agent, and the lenders party thereto. (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Spectrum Brands Holdings, Inc. (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on October 6, 2016).

10.5	Second Amendment dated as of March 6, 2017 (to the Credit Agreement dated as of June 23, 2015), by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, Deutsche Bank AG New York Branch, as administrative agent, and the lenders party thereto (incorporated herein by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by Spectrum Brands Holdings, Inc. (File No. 001-34757) and SB/RH Holdings, LLC (File No. 333-192634-03) on March 6, 2017).

10.6	Third Amendment dated as of April 7, 2017 (to the Credit Agreement dated as of June 23, 2015), by and among Spectrum Brands, Inc., SB/RH Holdings, LLC, Deutsche Bank AG New York Branch, as administrative agent, Royal Bank of Canada, as arranger of the Third Amendment, and the lenders party thereto.

Cautionary Note Regarding Forward-Looking Statements.

Certain matters discussed herein and other oral and written statements by representatives of Spectrum Brands and its affiliates regarding matters such as the expectations of Spectrum Brands or its affiliates regarding the terms of Spectrum Brands’ indebtedness may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are identified by words such as “future,” “anticipate,” “intend,” “plan,” “estimate,” “believe,” “expect,” “project,” “forecast,” “could,” “would,” “should,” “will,” “may,” and similar expressions of future intent or the negative of such terms. These statements are subject to a number of risks and uncertainties that could cause results to differ materially from those anticipated as of the date of this report.
Actual results may differ materially as a result of (1) Spectrum Brands’ ability to manage and otherwise comply with its covenants with respect to its significant outstanding indebtedness, (2) our ability to finance, complete, integrate, and to realize synergies from acquisitions, (3) risks related to changes and developments in external competitive market factors, such as introduction of new product features or technological developments, development of new competitors or competitive brands or competitive promotional activity or spending, (4) changes in retailer and consumer demand for the various types of products Spectrum Brands offers, (5) unfavorable developments in the global capital markets, (6) the impact of overall economic conditions on consumer spending, (7) fluctuations in commodities prices, the costs or availability of raw materials or terms and conditions available from suppliers, (8) changes in the general economic conditions in countries and regions where Spectrum Brands does business, such as stock market prices, interest rates, currency exchange rates, inflation and consumer spending, (9) risks related to the United Kingdom’s 2016 referendum, which called for its exit from the European Union, (10) Spectrum Brands’ ability to successfully implement manufacturing, distribution and other cost efficiencies and to continue to benefit from its cost-cutting initiatives, (11) Spectrum Brands’ ability to identify, develop and retain key employees, or (12) unfavorable weather conditions and various other risks and uncertainties, including those discussed herein and those set forth in the filings pursuant to the federal securities laws of each of Spectrum Brands Holdings, Inc. and SB/RH Holdings, LLC, including each of their most recently filed Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q.
Spectrum Brands also cautions the reader that its estimates of trends, market share, retail consumption of its products and reasons for changes in such consumption are based solely on limited data available to Spectrum Brands and management’s reasonable assumptions about market conditions, and consequently may be inaccurate, or may not reflect significant segments of the retail market. Spectrum Brands also cautions the reader that undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this report. Spectrum Brands undertakes no duty or responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.
SPECTRUM BRANDS HOLDINGS, INC.

SB/RH HOLDINGS, LLC

By:	/s/ Nathan E. Fagre
Name:	Nathan E. Fagre
Title:	Senior Vice President, Secretary and General Counsel

Dated: April 7, 2017